                                                                    EXHIBIT 99.1



                          ABERCROMBIE & FITCH ANNOUNCES
                     RESIGNATION OF CHIEF FINANCIAL OFFICER



NEW ALBANY, Ohio / April 13, 2005 - Abercrombie & Fitch (NYSE: ANF) today announced that Susan J. Riley resigned as the Company's Chief Financial Officer effective April 15, 2005 for family reasons and to return to her home in New York City.

The Company has initiated a search for a successor to Ms. Riley. In the interim, Robert Singer, the Company's President and Chief Operating Officer will assume Ms. Riley's responsibilities.

"We appreciate the contributions that Sue has made to A&F and we wish her well." said Michael Jeffries, Chairman and Chief Executive Officer of Abercrombie & Fitch.

The Company operated 357 Abercrombie & Fitch stores, 170 abercrombie stores, 260 Hollister Co. stores and 4 RUEHL stores at the end of fiscal March. The Company operates e-commerce websites at www.abercrombie.com, www.abercrombiekids.com, and www.hollisterco.com.


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For further information, call:      Thomas D. Lennox
                                    Director, Investor Relations and Corporate
                                    Communications
                                    (614) 283-6751


SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

A&F cautions that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this Press Release, A&F's Form 10-K or made by management of A&F involve risks and uncertainties and are subject to change based on various important factors, many of which may be beyond the Company's control. Words such as "estimate," "project," "plan," "believe," "expect," "anticipate," "intend," and similar expressions may identify forward-looking statements. The following factors, in addition to those included in the disclosure under the heading "RISK FACTORS" in "ITEM 1. BUSINESS" of A&F's Annual Report on Form 10-K for the fiscal year ended January 31, 2004, in some cases have affected and in the future could affect the Company's financial performance and could cause actual results for the 2005 fiscal year and beyond to differ materially from those expressed or implied in any of the forward-looking statements included in this Press Release or otherwise made by management: changes in consumer spending patterns and consumer preferences; the effects of political and economic events and conditions domestically and in foreign jurisdictions in which the Company operates, including, but not limited to, acts of terrorism or war; the impact of competition and pricing; changes in weather patterns; postal rate increases and changes; paper and printing costs; market price of key raw materials; ability to source product from its global supplier base; political stability; currency and exchange risks and changes in existing or potential duties, tariffs or quotas; availability of suitable store locations at appropriate terms; ability to develop new merchandise; and ability to hire, train and retain associates, and the outcome of pending litigation. Future economic and industry trends that could potentially impact revenue and profitability are difficult to predict. Therefore, there can be no assurance that the forward-looking statements included in this Press Release will prove to be accurate. In light of the significant uncertainties in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company, or any other person, that the objectives of the Company will be achieved. The forward-looking statements herein are based on information presently available to the management of the Company. Except as may be required by applicable law, the Company assumes no obligation to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.